                                                                    Exhibit 99.4



              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

      I, Ronald C. Brown, the Chief Financial and Accounting Officer of Starwood Hotels & Resorts ("Starwood"), certify that (i) the Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q3") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q3 fairly presents, in all material respects, the financial condition and results of operations of Starwood.

                                             /s/ RONALD C. BROWN
                                             -----------------------------------
                                             Ronald C. Brown
                                             Chief Financial Officer
                                             Starwood Hotels & Resorts

                                             November 11, 2002